Other Non-Current Assets (Tables)	9 Months Ended
Sep. 30, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Components of other non-current assets
Other non-current assets are comprised of the following:

(in thousands of $)	September 30, 2024	December 31, 2023
Oil derivative instrument (note 7 and 20)	61,044	105,948
Gas derivative instrument (note 7 and 20)	46,762	53,663
MTM asset on IRS derivatives (note 20)	24,376	36,690
Pre-operational assets (1)	8,241	189,023
Operating lease right-of-use-assets (2)	7,515	7,386
Others (3)	1,117	107,096
Other non-current assets	149,055	499,806
(1) “Pre-operational assets” comprised of:
•In September 2024, we entered into an EPC agreement for MK II FLNG. The entry into the EPC reinforces the likelihood of the MKII FLNG conversion to be virtually certain to occur; consequently all MKII costs previously classified as “Other non-current assets” were reclassified to “Assets under development” of the unaudited consolidated balance sheets.
•In March 2024, we completed the acquisition of the Fuji LNG, for total consideration of $77.5 million. Consequently, the deposit for the donor vessel of $15.5 million was reclassified from “Other non-current assets” to “Vessels and equipment, net” of the unaudited consolidated balance sheets.
•Macaw's flare to gas mobile kit (“F2X”) project capitalized engineering and other directly attributable costs of $8.2 million (December 31, 2023: $4.4 million).
(2) “Operating lease right-of-use-assets” mainly comprised of our office leases in London and Oslo.
(3) Included within “Others” as of September 30, 2024 and December 31, 2023 were LOA prepayments in relation to the Gimi LOA of $nil and $105.4 million, respectively. Since June 30, 2024, the LOA prepayments have been reclassified to “Other current assets” in alignment with the FLNG Gimi’s expected COD in mid-2025.